EXHIBIT 10.85

                     SUPPLEMENTAL AGREEMENT
                               FOR
                GENERAL INTERCONNECTION AGREEMENT
        AND ELECTRIC ENERGY PURCHASE AND SALES AGREEMENT

      The  Parties  to  this Supplemental Agreement  for  General
Interconnection Agreement and Electric Energy Purchase and  Sales
Agreement (this "Agreement"), dated February 10, 1996.

      North China Power Group Company (hereinafter referred to as "Party A") and Tangshan Panda Heat and Power Co., Ltd., ("Panda") and Tangshan Pan-Western Heat and Power Co., Ltd., ("Pan-Western") (collectively referred to as "Party B"). Panda has been appointed agent of Pan-Western to act on behalf of Pan-Western for all matters under this Agreement. Party A and Party B are collectively referred to as the "Parties".

      On September 22, 1995, Party A and Party B signed the General Interconnection Agreement (the "General Interconnection Agreement") regarding the interconnection between Panda's power plant (50 MW) and Pan-Western's power plant (50 MW) (collectively referred to as the "Power Plants") and the Beijing-Tianjin-Tangshan Grid of Party A. On September 22, 1995, the Parties also signed the Electric Energy Purchase and Sales Agreement (the "Purchase Agreement") relating to the sale of power from the Power Plants to Party A.

      This  Agreement  supplements  the  General  Interconnection
Agreement and Purchase Agreement for the purpose of clarifying certain issues in connection with the international financing of the Power Plants.

     The Parties agree as follows:

                           Article One
                           DEFINITIONS

1.1 "Facilities" shall mean the 100 kV transmission facilities required to interconnect the Power Plants with the Grid as well as the 100 kV transmission and sub-station facilities necessary for transmitting electric energy to the users.

1.2 "Interconnection Date" shall mean the date specified by Party B in written notice to Party A for interconnection, which date shall not be earlier than the time Party A is required to have completed the Facilities in accordance with the Construction Agreement and by which the Facilities meet the conditions for transmitting electric energy from Party B's Power Plants.

1.3 "Test Period" shall mean the period of time between the interconnection Date and the Commercial Operation Date in which start-up and testing of the Power Plants electrical generation capability may occur.

1.4    "Construction  Agreement"  shall  mean  the   Construction
Agreement between Party A or its authorized representative and Party B for the construction of the Facilities.

1.5 "Unless defined herein, all terms in this Agreement shall have the same meanings as the ones in the General Interconnection
Agreement or the Purchase Agreement.

                           Article Two
              INTERCONNECTION; TRANSMISSION SERVICE

2.1 The Parties agree to interconnect Party B's Power Plants with Party A's electrical systems at the Interconnection Point.

2.2 Commencing on the interconnection Date and continuing for the term of this Agreement, Party A's Facilities will transmit Electric Energy Delivered by Party B's Power Plants to the Grid in accordance with the Purchase Agreement provided that, before the Commercial Operation Date, Party A will not require the electric energy transmitted by Party b for test-operation to meet the Purchase Agreement requirement, and the Facilities shall have the capability for transmitting Electric Energy Delivered by Party B's Power Plants at their full load generation. If the said interconnection Facilities interrupt the transmission of electric energy by Party B's Power Plants which is due to causes other than Party B's responsibility or Force Majeure, Party A shall pay damages to Party B for its direct losses thus incurred.

                          Article Three
                  OPERATION OF THE POWER PLANTS

3.1 Prior to the Commercial Operation Date, the following provisions shall apply:

     (a) During the Test Period of Party B's Power Plants, Party A's Grid agrees to provide service to Party B's Power Plants for the test-run of its generating unit. The said service shall include emergency back-up capacity to Party B's Power Plants, technical consultations, etc.

      In the spirit of amicable co-operation, Party A agrees that no fee will be charged to Party B for the above service. During this period, Party A shall not check on or penalize Party B for the generation performance of Party B. Concurrently, Party B's Power Plants will not charge Party A for Electric Energy Delivered to the Grid during this period.

      (b) Party B shall give Party A ten (10) days prior written notice of its initial 72 hour test run of each Power Plant to establish its Commercial Operation Date. To establish the Commercial Operation Date, such plant must generate electric power at full load for a continuous 72 hour period. If Party B does not complete such test successfully, it shall conduct additional test runs of the Power Plant, which failed the test run, on at least 24 hours prior written notice to Party A. Party A may have a representative present for any such test or retest. Party A and Party B shall sign a certificate establishing the Commercial Operation Date on the day that the relevant test or additional test of a Power Plant is completed successfully.

3.2 After the Commercial Operation Date, Party B's Power Plants shall be normally dispatched by party A so as to allow the Power Plants to operate in accordance with the General Interconnection Agreement, the Purchase Agreement, and the Interconnection Dispatch Agreement which is to be signed soon. Concurrently, Party A shall agree to Party B's following requests:

      (a) The dispatch load curve shall provide for Non-Peak Hours of operation (between Peak Hours and Trough Hour periods) permitting Party B's Power Plants to have a ramp period such that the maximum capacity of such Power Plants may be generated during all Peak Hour periods.

     (b) Party A shall arrange frequency and voltage adjustments, but Party A may not dispatch a Power Plant's reactive power beyond the capabilities of the Power Plant's equipment. The ramp rates of the dispatched load curves of each Power Plant shall not exceed the requirement of NCPG's Grid for generation units of the same type.

                          Article Four
                   MAINTENANCE OF POWER PLANTS

4.1 Each year (with the exception of the first year), Party A shall schedule Party B's annual planned overhaul outages based on Party B's application. The timing for such schedule shall be fixed by Party A in accordance with the unified arrangement of the Grid. The period for calculation of outages under Article Three of the Purchase Agreement shall be based on a November 1 to October 31 annual period.

4.2 Article Three of the Purchase Agreement shall apply to any outage and calculations of outage days shall be made on a cumulative basis.

                          Article Five
                       LEGAL EFFECTIVENESS

      This Agreement shall have the same legal effectiveness as the General Interconnection Agreement and the Electric Energy Purchase and Sales Agreement, and shall be subject to the relevant provisions of the General Interconnection Agreement.

                           Article Six
                     TERM OF THIS AGREEMENT

     This Agreement shall be effective on the date written in the first paragraph of this Agreement upon being signed and stamped by both Parties. This Agreement shall continue in effect until the termination of the General Interconnection Agreement at which time this Agreement shall also terminate.

                          Article Seven
                            DOCUMENTS

      There  shall be six originals of this Agreement.   Party  A
shall  keep  two  and Party B shall keep four  originals.   There
shall be copies of this Agreement submitted to and filed with the relevant authorities of the Government.


      IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Agreement to be signed by their duly authorized representatives, as of the day and year above written.

Legal Representative of Party A:
North China Power Group Company

By:
Name:  Zhao Jan Guo
Title:  Vice President

Legal Representative of Party B:
Tangshan Panda Heat and Power Co., Ltd.,

By:
Name:  Darol Lindloff
Title:  Authorized Legal Representative

Tangshan Pan-Western Heat and Power Co., Ltd.,

By:
Name:  Darol Lindloff
Title:  Authorized Legal Representative